EXHIBIT 10.1

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR UNLESS AN OPINION OF COUNSEL, SATISFACTORY TO HOWTEK, INC., IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION


                           CONVERTIBLE PROMISSORY NOTE

$______________                                            Hudson, New Hampshire

                                                            ______________, 1999

     FOR VALUE RECEIVED, the undersigned, HOWTEK, INC., a Delaware corporation, with its principal place of business at 21 Park Avenue, Hudson, New Hampshire 03051 (the "Borrower"), promises to pay to the order of __________________, with a residence or principal place of business of _____________________________ or his designee (the "Payee"), at such residence or place of business or such other place as the Payee shall hereafter specify in writing to the Borrower, the principal sum of $_____________________, together with the interest, all as provided for below.

     Principal and interest hereunder shall be payable as follows:

     (1) On December 31, 1999 and on December 31 of each succeeding year during the term hereof, the Borrower shall make payments of interest in the amount and in the form specified herein; and

     (2) On March 31, 2003 and on each succeeding June 30, September 30, December 31 and March 31, through December 31, 2006, the Borrower shall make equal payments of principal in the amount of $_______.

     Interest shall be calculated and charged daily on the basis of a 360 day banking year on the unpaid principal balance outstanding from time to time. The interest rate hereunder shall be a fixed rate equal to seven percent (7.0%) per annum.


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     All cash payments on this Note shall be made in such currency of the United
States of America as shall be legal tender for payment of public and private debts. Any payment which shall fall due on a Saturday, Sunday or public holiday in the State of New Hampshire, shall be made on the next succeeding business day, and in the case of a principal payment, interest shall continue to accrue on the amount of such payment until the same has been made to Payee.

     Notwithstanding anything herein to the contrary, interest hereunder may be paid, at the Borrower's option, in either cash or in restricted shares of common stock, $.01 par value per share, of the Borrower (the "Common Stock") or in any combination thereof. If any payment of interest is paid in shares of Common Stock, the number of shares of Common Stock to be issued by Borrower to the Payee shall equal the largest whole number of shares determined by dividing the amount of interest then payable to the Payee by the greater of (i) $1.00 or (ii) the average per share closing price of a share of the Common Stock, (as reported by, as the case may be, on the principal exchange on which the shares of Common Stock are then traded, or, the Nasdaq Stock Market, Inc. if the Common Stock is then traded on either Nasdaq or the Over-the Counter Bulletin Board), for the 10 trading days preceding the date on which interest is payable.

     The Payee shall have the right at his option, by delivering 10 days' written notice to the Borrower at its principal executive office together with this Note, to convert into shares of restricted Common Stock, any unpaid principal balance of this Note together with accrued and unpaid interest thereon. The number of shares of Common Stock to be issued upon any such conversion shall equal to the largest whole number determined by dividing the total amount of any unpaid principal balance hereof and any accrued and unpaid interest thereon by $1.00. The notice shall specify the number of shares of Common Stock to be acquired, the principal amount, and interest, if any, (as calculated by the Payee) and the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The foregoing notwithstanding, no holder of this Note shall be entitled to transfer this Note by conversion without first complying with all applicable restrictions on the transfer of this Note. The conversion will be deemed to have occurred upon the date of such delivery and the person entitled to receive share certificates for Common Stock shall be regarded for all corporate purposes from and after such date as the record holder of the number of shares to which it is entitled upon the conversion. The Borrower may rely on record ownership of this Note for all corporate purposes, notwithstanding any contrary notice.

     The Borrower may, in the event of either (i) the average per share closing price of the Common Stock for any 10 day trading period equaling or exceeding $2.50, or (ii) any merger or consolidation of Borrower or sale of substantially all


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of the Borrower's assets or other corporate transaction requiring the approval of Borrower's shareholders, by delivering, within 10 days of such event, 10 days' written notice to the holder hereof, require the Payee hereof to accept the transfer to the Payee in full satisfaction of any unpaid principal balance of this Note or accrued and unpaid interest thereon, that number of shares of Common Stock equal to the largest whole number determined by dividing the total of any unpaid principal balance hereof and any accrued and unpaid interest thereon by the average per share closing price of the shares of Common Stock for the 10 trading days preceding the date of such notice.

     The Borrower may at any time, without penalty, upon 20 days' written notice to the Payee, prepay the unpaid principal balance and any accrued but unpaid interest hereof, subject to the Payee's rights as set forth herein to require the Borrower to transfer to the Payee, or his designee, shares of Common Stock in full satisfaction of the unpaid balance and unpaid interest thereon.

     Notwithstanding anything herein to the contrary, any stock split, dividend, or similar division of shares of Common Stock or combination or reverse split of the Common Stock, or if shares of Common Stock changed into the same or a different number of type of securities whether by capital reorganization, reclassification or otherwise, then the number of shares of Common Stock to be issued upon conversion of this Note or in lieu of the cash payment of interest due on this Note as provided above, shall be equitably adjusted by the Borrower to a new number of shares of Common Stock, proportionately reduced in the event of a combination or reverse split or increased in the event of a stock split or subdivision, or other securities to preserve the rights of the Borrower and the Payee.

     Upon the failure of the Borrower to pay principal or interest when due in accordance with the terms hereof, which failure is not cured within 90 days of written notice thereof from the Payee, at the option of the Payee, this Note shall become immediately due and payable in full, without further demand or notice. The entire principal balance hereof, together with accrued interest, shall after maturity, whether by acceleration or otherwise, bear interest at the contract rate of this Note.

     The Borrower agrees to pay on demand all reasonable out-of-pocket costs of collection hereunder, including reasonable attorneys' fees.

     No waiver of any right, privilege or remedy or any amendment to this Note shall be effective unless made in writing and signed by the Borrower and the Payee. The acceptance by the Payee of any payment after any default shall not operate to extend the time of payment of any amount then remaining unpaid hereunder or constitute a waiver of any rights of the Payee hereunder. All rights and remedies of the Payee, whether granted herein or otherwise, shall be cumulative and may be exercised singularly or concurrently.


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     The Borrower hereby waives, to the fullest extent permitted by law, presentment, notice, protest and all other demands and notices of any description and assents to any extension of the time of payment or any other indulgence.

     This Note may not be modified except by a writing duly executed by the Borrower and the Payee.

     This Note and the obligations of the Borrower and the rights of the Payee shall be governed by and construed in accordance with the laws of the State of New Hampshire without giving effect to the choice of laws provisions.


     IN WITNESS WHEREOF, the Borrower, acting by and through its duly authorized officer, has executed this Note on the day and year first hereinbefore stated.

                                        HOWTEK, INC. (the "Borrower")


                                        By:  /s/ W. Scott Parr
                                             -----------------------------------
                                             President, Chief Executive Officer


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